SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                    FORM 8-K




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 1999
                                                        -----------------



                         BAY VIEW CAPITAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                      001-14879                      94-3078031
--------------------------------------------------------------------------------
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                       No.)



1840 Gateway Drive, San Mateo, California                             94404
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code (650) 312-7200
                                                          --------------


                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On November 1, 1999, Bay View Capital Corporation ("Bay View") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the consummation of its merger (the "Merger") with Franchise Mortgage Acceptance Company ("FMAC"). Bay View's Registration Statement on Form S-4 (File No. 333-86621) (the "Registration Statement"), sets forth information regarding the Merger, including the merger agreement, the effective time and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid, the method used for determining the amount of such consideration, the nature of any material relationships, the nature of FMAC's business and Bay View's intended use of the assets acquired in the Merger.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements of Business Acquired.

          The Consolidated Financial Statements, and the notes thereto, of FMAC (Commission File No. 0-23282) are contained in FMAC's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 1999, and are incorporated herein by reference.

    (b)  Pro Forma Financial Information.

         The Unaudited Pro  Forma Condensed  Combined  Financial  Information of
         Bay  View  and   FMAC are  contained  on  pages  60  through  64 of the
         Registration Statement and are incorporated herein by reference.

         Bay View continues to evaluate the purchase accounting adjustments related to the Merger. The amount of goodwill to be recorded as of the Merger date is expected to be approximately $200 million. This goodwill amount represents the preliminary estimate of the excess of the purchase price over the fair value of net assets acquired and liabilities assumed based on information available as of this date. No assurance can be given that the final goodwill amount will not be more or less than this estimated amount.

     (c)  Exhibits.

          The exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BAY VIEW CAPITAL CORPORATION



Date: November 10, 1999              By:/s/Robert J. Flax
                                       -----------------------------
                                       Robert J. Flax
                                       Executive Vice President,
                                       General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit
Number                  Description

23                  Consent of KPMG LLP

99                  Press release of Bay View, dated November 1, 1999.